Exhibit 10.13

GLAUKOS CORPORATION

2011 STOCK PLAN

NOTICE OF INCENTIVE STOCK OPTION GRANT

«Optionee»:

You have been granted an option to purchase Common Stock of Glaukos Corporation (the “Company”) as follows:

Date of Grant:                                                                                                                                                     «GrantDate»

Exercise Price per Share:                                                                                                «ExercisePrice»

Total Number of Shares Granted:                                               «NoofShares»

Total Exercise Price:                                                                                                                      «TotalExercisePrice»

Type of Option:                                                                                                                                             Incentive Stock Option

Expiration Date:                                                                                                                                          «ExpirDate»

Vesting Commencement Date:                                                             «VestingCommencementDate»

Vesting/Exercise Schedule:                                                                                   This Option may be exercised, in whole or in part, at any time or from time to time after the Date of Grant.  So long as your Continuous Service Status with the Company continues, the Shares underlying this Option shall vest in accordance with the following schedule: twenty-five percent (25%) of the total number of Shares subject to the Option shall vest on the 1st anniversary of the Vesting Commencement Date and 1/36th of the total remaining number of Shares subject to the Option shall vest on the last day of each month thereafter.

Termination Period:                                                                                                                        This Option may be exercised for three (3) months after termination of Optionee’s Continuous Service Status except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date).  Optionee is responsible for keeping track of these exercise periods following termination for any reason of his or her service relationship with the Company.  The Company is not obligated to provide further notice of such periods.

Transferability:                                                                                                                                                This Option may not be transferred.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Glaukos Corporation 2011 Stock Plan (of which you have been provided a copy) and the attached Stock Option Agreement, both of which are made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

Dated: «GrantDate»	GLAUKOS CORPORATION

By:
«Optionee»		Name:
Title:

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GLAUKOS CORPORATION

2011 STOCK PLAN

STOCK OPTION AGREEMENT

1.                                      Grant of Option.  Glaukos Corporation, a Delaware corporation (the “Company”), hereby grants to «Optionee» (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Glaukos Corporation 2011 Stock Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference.  Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2.                                      Designation of Option.  This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

3.                                      Exercise of Option.  This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

(a)                                 Right to Exercise.

(i)                                     This Option may not be exercised for a fraction of a share.

(ii)                                  In the event of Optionee’s death, disability or other termination of Continuous Service Status, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(iii)                               In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

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(b)                                 Method of Exercise.

(i)                                     This Option shall be exercisable in whole or in part by execution and delivery of the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A, the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit B, or any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan.  Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery.  The written notice shall be accompanied by payment of the Exercise Price.  This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(ii)                                  As a condition to the exercise of this Option and to the issuance of the Shares as further set forth in Section 11 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii)                               The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

4.                                      Method of Payment.  Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a)                                 cash or check;

(b)                                 cancellation of indebtedness;

(c)                                  prior to the date, if any, upon which the Common Stock becomes a Listed Security, by surrender of other shares of Common Stock of the Company that have an aggregate Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised.  In the case of shares acquired directly or indirectly from the Company, such shares must have been owned by Optionee for more than six (6) months on the date of surrender (or such other period of time as is necessary to avoid the Company’s incurring adverse accounting charges); or

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(d)                                 following the date, if any, upon which the Common Stock is a Listed Security, and if the Company is at such time permitting “same day sale” cashless brokered exercises, delivery of a properly executed exercise notice together with irrevocable instructions to a broker participating in such cashless brokered exercise program to deliver promptly to the Company the amount required to pay the exercise price (and applicable withholding taxes).

5.                                      Termination of Relationship.  Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise the Option only as set forth in the Notice and this Section 5.  To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety.  In no event may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a)                                 Termination.  In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s disability or death, Optionee may, to the extent Optionee is vested in the Option Shares at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set forth in the Notice.

(b)                                 Other Terminations.  In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

(i)                                     Termination upon Disability of Optionee.  In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s disability, Optionee may, but only within one (1) year from the Termination Date, exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date.

(ii)                                  Death of Optionee.  In the event of the death of Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within three (3) months after Optionee’s Termination Date, the Option may be exercised at any time within twelve (12) months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.

6.                                      Non-Transferability of Option.  Except as otherwise set forth in the Notice, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

7.                                      Tax Consequences.  Below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant.  THIS SUMMARY IS INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

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(a)                                 Incentive Stock Option.

(i)                                     Tax Treatment upon Exercise and Sale of Shares.  If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment in computing alternative minimum taxable income for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.  If Shares issued upon exercise of an Incentive Stock Option are held for more than one (1) year after the date of exercise and are disposed of more than two (2) years after the Option grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  If Shares issued upon exercise of an Incentive Stock Option are disposed of within such one (1)-year holding period or within two (2) years after the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.  The balance of the gain, if any, will be treated as either short-term or long-term capital gain, depending on whether Optionee held the Shares for more than one year.

(ii)                                  Notice of Disqualifying Dispositions.  With respect to any Shares issued upon exercise of an Incentive Stock Option, if Optionee sells or otherwise disposes of such Shares on or before the later of (i) the date that is two (2) years after the Option grant date, or (ii) the date that is one (1) year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition.  Optionee acknowledges and agrees that the Company may be required to withhold from Optionee’s regular compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of the amount treated as compensation and taxed as ordinary income due to the early disposition of the Shares issued upon exercise of an Incentive Stock Option.

(b)                                 Nonstatutory Stock Option.  If this Option does not qualify as an Incentive Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If Optionee is an Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.  If Shares issued upon exercise of a Nonstatutory Stock Option are held for more than one (1) year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

8.                                      Lock-Up Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of

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the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

9.                                      Effect of Agreement.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan.  Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option.  In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.  The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

[Signature Page Follows]

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This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

Dated: «GrantDate»

GLAUKOS CORPORATION

By:
«Optionee»

Address for Notice:

«Address»

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EXHIBIT A

GLAUKOS CORPORATION

2011 STOCK PLAN

EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

This Agreement (“Agreement”) is made as of                 , by and between Glaukos Corporation, a Delaware corporation (the “Company”), and «Optionee» (“Purchaser”).  To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2011 Stock Plan (the “Plan”).

1.                                      Exercise of Option.  Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase                                shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement granted «GrantDate» (the “Option Agreement”).  Of these Shares, Purchaser has elected to purchase                                of those Shares which have become vested as of the date hereof under the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant (the “Vested Shares”) and                            Shares which have not yet vested under such Vesting/Exercise Schedule (the “Unvested Shares”).  The purchase price for the Shares shall be «ExercisePrice» per Share for a total purchase price of $                            .  The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2.                                      Time and Place of Exercise.  The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 3(b) of the Option Agreement.  On such date, provided that all of the conditions set forth in Section 11 of the Plan have been fulfilled, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the exercise price therefor by Purchaser by any method listed in Section 4 of the Option Agreement, and the satisfaction of Purchaser’s tax withholding obligations pursuant to Section 3(b)(ii) of the Option Agreement.

3.                                      Limitations on Transfer.  In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below).  After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

(a)                                 Repurchase Option.

(i)                                     In the event of the voluntary or involuntary termination of Purchaser’s Continuous Service Status with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of ninety (90) days from such date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company’s Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

(ii)                                  Unless the Company notifies Purchaser within ninety (90) days from the date of termination of Purchaser’s Continuous Service Status that it does not intend to exercise its Repurchase Option with respect to some or all of the Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the ninetieth (90th) day following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to such ninetieth (90th) day.  Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Shares to which such Repurchase Option applies.  The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price.  In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Shares being repurchased shall be deemed automatically canceled as of the ninetieth (90th) day following termination of Purchaser’s Continuous Service Status unless the Company otherwise satisfies its payment obligations.  As a result of any repurchase of Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

(iii)                               One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option.  The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting/Exercise Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option.  Fractional shares shall be rounded to the nearest whole share.

(iv)                              In the event of a Company Sale (as such term is defined below), the Repurchase Option shall expire with respect to one hundred percent (100%) of the shares of Common Stock then subject to the Repurchase Option.  For purposes of this Section 3(a)(iv) only, a “Company Sale” shall mean (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, stock purchase or consolidation) or (ii) a sale of all or substantially all of the assets of the Company; unless the Company’s stockholders of record as constituted immediately prior to any such transaction will, immediately after such transaction (by virtue of securities issued as consideration for the Company’s capital stock, assets or otherwise) hold more than fifty percent (50%) of the voting power of the surviving or acquiring entity.

(b)                                 Right of First Refusal.  Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(b) (the “Right of First Refusal”).

(i)                                     Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating:  (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer.  The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii)                                  Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii)                               Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(iv)                              Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v)                                 Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(vi)                              Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(b).  “Immediate Family” as used herein shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) or any person sharing Purchaser’s household (other than a tenant or employee).  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

(c)                                  Involuntary Transfer.

(i)                                     Company’s Right to Purchase upon Involuntary Transfer.  In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred.  Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer.  The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

(ii)                                  Price for Involuntary Transfer.  With respect to any stock to be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company.  The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares.  However, if the Purchaser or his or her executor does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser or the executor shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser or the executor and whose fees shall be borne equally by the Company and the Purchaser or the Purchaser’s estate.

(d)                                 Assignment.  The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

(e)                                  Restrictions Binding on Transferees.  All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option.  In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder.  In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 3(a)(ii) hereof, the Company may deem any transferee to have transferred the Shares or interest to

Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Purchaser for such Shares or interest.  Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(f)                                   Termination of Rights.  The right of first refusal granted the Company by Section 3(b) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).  Upon termination of the right of first refusal described in Section 3(b) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) herein and delivered to Purchaser.

4.                                      Escrow of Unvested Shares.  For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement.  Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable.  Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party).  The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.  Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

5.                                      Investment and Taxation Representations.  In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a)                                 Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.  Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law.  Purchaser does not have any present intention to transfer the Shares to any person or entity.

(b)                                 Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c)                                  Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.  Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d)                                 Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.  Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions.  Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e)                                  Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f)                                   Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

(g)                                  Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income for a Nonstatutory Stock Option and as alternative minimum taxable income for an Incentive Stock Option the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse.  In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) hereof.  Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase.  Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future.  Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser.  Purchaser further understands that an additional copy of such election form (i) must be delivered to the Company and (ii) must be submitted with his or her federal income tax return for the calendar year in which the consideration is paid for the stock purchased pursuant to this Agreement.  Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to the purchase of the Shares hereunder, and does not purport to be complete.  Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice with respect to the federal, state, local and/or foreign income, estate and gift tax consequences of the purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable regarding the tax consequences of purchasing the Shares (including without limitation the advisability of making an 83(b) Election) and that Purchaser is not relying on the Company for any tax advice.

Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Attachment B.  Purchaser further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment C if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.  Purchaser understands that Purchaser is responsible for filing the original 83(b) Election with the Internal Revenue Service office with whom Purchaser files his or her federal income tax return within thirty (30) days from the date of purchase.

6.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i)                                     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(ii)                                  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b)                                 Stop-Transfer Notices.  Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.                                      No Employment Rights.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

8.                                      Lock-Up Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

9.                                      Miscellaneous.

(a)                                 Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b)                                 Entire Agreement; Enforcement of Rights.  This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c)                                  Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d)                                 Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e)                                  Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f)                                   Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g)                                  Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

(h)                                 California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

The parties have executed this Early Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

COMPANY:

GLAUKOS CORPORATION

By:

Name:

Title:

PURCHASER:

«OPTIONEE»

(Signature)

Address:

I,                                             , spouse of «Optionee», have read and hereby approve the foregoing Agreement.  In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement.  I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of «Optionee»

ATTACHMENT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned (“Purchaser”) and Glaukos Corporation (the “Company”) dated                               ,          (the “Agreement”), Purchaser hereby sells, assigns and transfers unto the Company                                                                    (                ) shares of the Common Stock of the Company, standing in Purchaser’s name on the books of the Company and represented by Certificate No.         , and does hereby irrevocably constitute and appoint                                                                                                  to transfer said stock on the books of the Company with full power of substitution in the premises.  THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated:

Signature:

«Optionee»

Spouse of «Optionee» (if applicable)

Instruction:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

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ATTACHMENT B

ACKNOWLEDGMENT AND STATEMENT OF DECISION

REGARDING SECTION 83(b) ELECTION

The undersigned (which term includes the undersigned’s spouse), a purchaser of                        shares of Common Stock of Glaukos Corporation, a Delaware corporation (the “Company”) by exercise of an option (the “Option”) granted pursuant to the Company’s 2011 Stock Plan (the “Plan”), hereby states as follows:

1.                                      The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares.  The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

2.                                      The undersigned either [check and complete as applicable]:

(a)   ☐     has consulted, and has been fully advised by, the undersigned’s own tax advisor,                                                                           , whose business address is                                                             , regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or

(b)    ☐     has knowingly chosen not to consult such a tax advisor.

3.                                      The undersigned hereby states that the undersigned has decided [check as applicable]:

(a)   ☐     to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Early Exercise Notice and Restricted Stock Purchase Agreement, a copy of the executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986” (the “Election”).  The undersigned understands that he or she is responsible for filing the original of the Election with the Internal Revenue Service office with whom he or she files his or her federal income tax return within thirty (30) days from the date of purchase of the property referred to in the Election; or

(b)   ☐      not to make an election pursuant to Section 83(b) of the Code.

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4.                                      Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:
«Optionee»

Date:
Spouse of «Optionee»

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ATTACHMENT C

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code (the “Code”), to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.                                      The name, address, and taxpayer identification number of the undersigned are as follows:

NAME OF TAXPAYER:  «Optionee»

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

2.                                      The property with respect to which the election is made is described as follows:

                              shares of the Common Stock of Glaukos Corporation, a Delaware corporation (the “Company”).

3.                                      The date on which the property was transferred is                               , and the taxable year to which this election relates is                               .

4.                                      The property is subject to the following restrictions:

Repurchase option at the initial purchase price in favor of the Company upon termination of taxpayer’s employment or consulting relationship.

5.                                      The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $

6.                                      The amount (if any) paid for such property: $

7.                                      A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return of the undersigned for the year to which this election relates.

8.                                      If the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, this election is protective only, and is not an election of the undersigned actually to recognize income which apart from this election is protected from recognition by Sections 421 and 422 of the Code.  However, the undersigned does intend for this election to be an effective election under Section 83(b) of the Code for all purposes of the Alternative Minimum Tax, and in particular for purposes of computing the adjustment described in Section 56(b)(3) of the Code.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

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The undersigned further understands that he or she is responsible for filing the original of this Election Under Section 83(b) with the Internal Revenue Service office with whom he or she files his or her federal income tax return within thirty (30) days from the date of purchase of the property referred to herein.

Dated:
«Optionee»

Dated:
Spouse of «Optionee»

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INSTRUCTIONS FOR

ELECTION UNDER SECTION 83(b)

1.                                      Review and complete all items on this form, and sign and date it.

2.                                      Send a copy of this form within 30 days of the date of transfer to:

Director, Internal Revenue Service Center where you file your Form 1040.

3.                                      Provide a copy of this form to the Company.

4.                                      Attach a copy of this form to your Form 1040 Individual Tax Return for the year for which the election is being made.

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RECEIPT AND CONSENT

The undersigned hereby acknowledges receipt of a photocopy of Certificate No.              for                  shares of Common Stock of Glaukos Corporation (the “Company”).

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Early Exercise Notice and Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company.  As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name.

Dated:

«Optionee»

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EXHIBIT B

GLAUKOS CORPORATION

2011 STOCK PLAN

EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

This Agreement (“Agreement”) is made as of                 , by and between Glaukos Corporation, a Delaware corporation (the “Company”), and «Optionee» (“Purchaser”).  To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2011 Stock Plan (the “Plan”).

1.                                      Exercise of Option.  Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase                                shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement granted «GrantDate» (the “Option Agreement”).  The purchase price for the Shares shall be «ExercisePrice» per Share for a total purchase price of $                        .  The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2.                                      Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 3(b) of the Option Agreement.  On such date, provided that all of the conditions set forth in Section 11 of the Plan have been fulfilled, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the exercise price therefor by Purchaser by any method listed in Section 4 of the Option Agreement, and the satisfaction of Purchaser’s tax withholding obligations pursuant to Section 3(b)(ii) of the Option Agreement.

3.                                      Limitations on Transfer.  In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

(a)                                 Right of First Refusal.  Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).

(i)                                     Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating:  (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser

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or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer.  The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii)                                  Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii)                               Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(iv)                              Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v)                                 Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(vi)                              Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(a).  “Immediate Family” as used herein shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships).  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

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(b)                                 Involuntary Transfer.

(i)                                     Company’s Right to Purchase upon Involuntary Transfer.  In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred.  Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer.  The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

(ii)                                  Price for Involuntary Transfer.  With respect to any stock to be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company.  The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares.  However, if the Purchaser or his or her executor does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser or the executor shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser or the executor and whose fees shall be borne equally by the Company and the Purchaser or the Purchaser’s estate.

(c)                                  Assignment.  The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

(d)                                 Restrictions Binding on Transferees.  All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement.  Any sale or transfer of the Company’s Shares shall be void unless the provisions of this Agreement are satisfied.

(e)                                  Termination of Rights.  The right of first refusal granted the Company by Section 3(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).  Upon termination of the right of first refusal described in Section 3(a) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(a)(ii) herein and delivered to Purchaser.

4.                                      Investment and Taxation Representations.  In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a)                                 Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.  Purchaser is purchasing these securities

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for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law.  Purchaser does not have any present intention to transfer the Shares to any person or entity.

(b)                                 Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c)                                  Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.  Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d)                                 Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.  Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions.  Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e)                                  Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f)                                   Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

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5.                                      Restrictive Legends and Stop-Transfer Orders.

(a)                                 Legends.  The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i)                                     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(ii)                                  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b)                                 Stop-Transfer Notices.  Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6.                                      No Employment Rights.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

7.                                      Lock-Up Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be,

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for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

8.                                      Miscellaneous.

(a)                                 Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b)                                 Entire Agreement; Enforcement of Rights.  This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c)                                  Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d)                                 Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e)                                  Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f)                                   Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g)                                  Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

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(h)                                 California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

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The parties have executed this Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

COMPANY:

GLAUKOS CORPORATION

By:
Name:
Title:

PURCHASER:

«Optionee»

(Signature)

Address:

I,                                             , spouse of «Optionee», have read and hereby approve the foregoing Agreement.  In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall hereby by similarly bound by the Agreement.  I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of «Optionee»

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RECEIPT

The undersigned hereby acknowledges receipt of Certificate No.            for                      shares of Common Stock of Glaukos Corporation

Dated:

«Optionee»

RECEIPT

Glaukos Corporation (the “Company”) hereby acknowledges receipt of a check in the amount of $                         given by «Optionee» as consideration for Certificate No.              for                        shares of Common Stock of the Company.

Dated:
GLAUKOS CORPORATION

By:

Name:
(print)

Title: